UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2008

ASHTON WOODS USA L.L.C.
 (Exact name of registrant as specified in its charter)

Nevada	333-129906	75-2721881
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Old Alabama Road Suite 200 Roswell, GA	30076
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 998-9663

None
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 1, 2008, Ashton Woods USA L.L.C. reported that it will not make the regularly scheduled interest payment due on October 1, 2008 on its 9.5% Senior Subordinated Notes due 2015. A copy of this press release is attached hereto as exhibit 99.1 and is incorporated herein by reference. For additional information, please see the press release.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1     Press release issued October 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHTON WOODS USA L.L.C.

Date: October 1, 2008

By:/s/ Jerry Patava
Jerry Patava
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued October 1, 2008.